Disposals	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Disposals
31. Disposals
In March 2019, the Group completed the sale of its US K12 Courseware business resulting in a pre-tax profit on sale of £13m. Total gross proceeds were £200m including £180m of deferred proceeds which include the fair value of an unconditional vendor note for $225m and an entitlement to 20% of future cash flows to equity holders and 20% of net proceeds in the event of a subsequent sale (see note 14 for further details). Tax on the disposal is a benefit of £51m. Other disposal items relate to investment sales and adjustments to prior year transactions.

		2019			2018	2017
All figures in £ millions	Notes	K12	Other	Total	Total	Total
Disposal of subsidiaries and associates
Property, plant and equipment		—	—	—	(17)	(7)
Intangible assets		(101)	—	(101)	(17)	(9)
Investments in joint ventures and associates		—	—	—	(3)	(352)
Net deferred income tax assets		(100)	—	(100)	—	(3)
Intangible assets – pre-publication		(238)	—	(238)	(8)	(1)
Inventories		(64)	—	(64)	(1)	(2)
Trade and other receivables		(70)	—	(70)	(30)	(16)
Cash and cash equivalents (excluding overdrafts)		(104)	—	(104)	(119)	(13)
Net deferred income tax liabilities		—	—	—	16	—
Trade and other liabilities		520	—	520	172	34
Provisions for other liabilities and charges		—	—	—	1	—
Cumulative currency translation adjustment	29	(4)	—	(4)	4	51

Net assets disposed		(161)	—	(161)	(2)	(323)
Cash received		20	—	20	243	468
Deferred proceeds		180	—	180	2	—
Fair value of financial asset acquired		—	—	—	3	—
Costs		(26)	3	(23)	(16)	(17)

Gain on disposal		13	3	16	230	128

All figures in £ millions	2019	2018	2017
Cash flow from disposals
Cash – current year disposals	20	243	468
Cash and cash equivalents disposed	(104)	(119)	(13)
Costs and other disposal liabilities paid	(17)	(23)	(25)

Net cash (outflow)/inflow	(101)	101	430

Analysed as:
Cash (outflow)/inflow from sale of subsidiaries	(101)	83	19
Cash inflow from sale of joint ventures and associates	—	18	411